                                                                    EXHIBIT 24


STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with SouthTrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Dated as of this 30th  day of April, 1994.



                                     /s/ William C. Hulsey
                                     -------------------------------------
                                                    William C. Hulsey
                                                         Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with SouthTrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Dated as of this 27th  day of April, 1994.



                                /s/ T.W. Mitchell
                                ---------------------------------
                                                T.W. Mitchell
                                                   Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with SouthTrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Dated as of this 26th  day of April, 1994.



                                        /s/ Allen J. Keesler, Jr.
                                        ------------------------------------
                                                  Allen J. Keesler, Jr.
                                                         Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with SouthTrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

      Dated as of this 26th  day of April, 1994.



                                        /s/ Charles G. Taylor
                                        -------------------------------------
                                                        Charles G. Taylor
                                                             Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with Southtrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Dated as of this 27th day of April, 1994.



                                        /s/ Bill L. Harbert
                                        -----------------------------------
                                                   Bill L. Harbert
                                                         Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with SouthTrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Dated as of this 29th day of April, 1994.



                                        /s/ John M. Bradford
                                        ---------------------------------------
                                                    John M. Bradford
                                                        Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with SouthTrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

      Dated as of this 26th day of April, 1994.



                                        /s/ W.K. Upchurch, Jr.
                                        ---------------------------------------
                                                     W.K. Upchurch, Jr.
                                                          Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with SouthTrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Dated as of this 28th day of April, 1994.



                                        /s/ H. Allen Franklin
                                        --------------------------------------
                                                     H. Allen Franklin
                                                            Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 relating to registering options to be acquired in connection with SouthTrust Corporation common stock issued for the acquisition of Community Bank of Charlotte, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Dated as of this 27th  day of April, 1994.



                                        /s/ Herbert Stockham
                                        --------------------------------------
                                                        Herbert Stockham
                                                            Director